Infinity
PHARMACEUTICALS

Individual Inspiration . . .

Community Collaboration . . .

Medical Innovation . . .

Infinity Overview August 4, 2008 Exhibit 99.2

2 2
Forward-Looking Statements
• This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform
Act of 1995.  These statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.
• Such forward-looking statements include those regarding future clinical trial activity for IPI-504, IPI-493 and
IPI-926, including the completion of the planned Phase 3 clinical trial of IPI-504 in refractory GIST; the presentation of data for IPI-504; estimates of 2008 financial performance; and the expectation that Infinity will have cash to support its current operating plan into 2010.
• Such statements are subject to numerous factors, risks and uncertainties that may cause actual events or results to differ materially from Infinity's current expectations. For example, there can be no guarantee that any product candidate
Infinity is developing will successfully complete necessary preclinical and clinical development phases. In particular, expectations could be affected by risks and uncertainties relating to: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. Food and Drug Administration and other regulatory authorities, investigational review boards at clinical trial sites, and publication review bodies; Infinity's ability to enroll patients in its clinical trials;
Infinity's dependence on its collaboration with MedImmune/AstraZeneca; Infinity's ability to obtain additional funding required to conduct its research, development and commercialization activities; unplanned cash requirements and expenditures; and Infinity's ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates it is developing.
• These and other risks which may impact Infinity’s expectations are described in greater detail under the caption "Risk
Factors" included in Infinity's quarterly report on Form 10-Q for the quarter ended March 31, 2008, which was filed with the Securities and Exchange Commission on May 9, 2008.
• Further, any forward-looking statements contained in this presentation speak only as of the date hereof, and Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
• All trademarks used in this presentation are the property of their respective owners.

3
Infinity Investment Thesis
•
Sustainable pipeline of proprietary small molecules
for key targets
–
Hsp90 inhibition: IPI-504 i.v. (retaspimycin hydrochloride) and IPI-493 p.o.
– Hedgehog pathway inhibition: IPI-926
•
International Ph 3 trial for IPI-504
expected to be open in 3Q08 under SPA
–
IPI-504 positioned as potential first-in-class
anti-chaperone agent
•
Broad, near-term potential
–
Multiple IPI-504 trials underway in major disease categories; IPI-493 in Phase 1 trial
•
Strong balance
sheet;
well-capitalized
– Resources support current operating plan into 2010
•
Proven management team
– First- and best-in-class NDAs, value-creating business transactions

4 4
Solid tumors
Hsp90 oral: IPI-493
Discovery Preclinical Phase 1 Phase 2 Phase 3
Hsp90 i.v.: IPI-504 (retaspimycin hydrochloride)
GIST/STS
NSCLC
Docetaxel Combo
Add’l Solid Tumor
Solid tumors
Hedgehog Pathway: IPI-926
Bcl-2/Bcl-xL*
Discovery Programs
By early 2009
GIST Ph 3 open 3Q08
INFI: Building a sustainable oncology pipeline
FPI 2H 2008
*Transitioned to Novartis February 2008

5 5
Solid tumors
Hsp90 oral: IPI-493
Discovery Preclinical Phase 1 Phase 2 Phase 3
Hsp90 i.v.: IPI-504 (retaspimycin hydrochloride)
GIST/STS
NSCLC
Docetaxel Combo
Add’l Solid Tumors
Solid tumors
Hedgehog Pathway: IPI-926
Bcl-2/Bcl-xL
Discovery Programs
By early 2009
GIST Ph 3 open 3Q08
Targeted anti-chaperone therapy via Hsp90
inhibition: a novel strategy for cancer treatment
FPI 2H 2008

Hsp90
ATP
Correctly folded oncogenic protein
Growth signal
Hsp90
IPI-504
Misfolded oncogenic protein
Unable to signal
ATP
Hsp90
IPI-504
ATP

Infinity
PHARMACEUTICALS

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Hsp90 Inhibition: How it works
Hsp90 is a “chaperone” protein
responsible for supporting and stabilizing
numerous oncogenic proteins
IPI-504 binds
at ATP site
and inhibits
proper folding
Unstable
oncogene
degraded;
tumor growth
inhibited

7 7
Oncogenic protein
drives cancer cell
survival & growth
Cancer
cell death
Tyrosine kinase inhibitor
(e.g., Gleevec, Tarceva)
Normal
protein
Resistance mutations
evade TKI therapy
IPI-504 / IPI-493 (oral) IPI-504
Dependent
on Hsp90
for function
Still depends
on Hsp90 for
function
Rapid registration in
refractory setting
Expand potential in
front-line / combo
Targeted anti-chaperone therapy: A new
treatment approach

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Infinity PHARMACEUTICALS

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Phase 1 results from ASCO 2008 reported
activity and safety of IPI-504 in refractory GIST
•
70% overall disease control after 2 cycles (6 weeks) in patients with GIST
•
Estimated median Progression Free Survival (PFS) of 12 weeks
•
Generally well-tolerated with an acceptable safety profile
GIST Other STS
Number of patients 36 11
Partial Response (PR) 1   ( 3%) 1   ( 9%)
Stable Disease (SD) 24   (67%) 4   (36%)
Progressive Disease (PD) 11   (30%) 6   (55%)
1. 90-400 mg/m - twice weekly, 2 weeks on 1 week off
2. PRs confirmed
Wagner et al., ASCO 2008
2

0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
Weeks Post First Dose
0 12 24 36 48 60 72 84 96 108 120 132 144 156 168 180 192 204 216 228 240 252 264
PROGRESSION
On Imatinib
Median 36 wks
Overall Survival by Best Response Achieved
(Kaplan Meier Estimate)
STABLE DISEASE
PARTIAL RESPONSE
1 Blanke, CD, et al. J Clin Onc 2006 (ASCO Proceedings) Part I, Vol 24; No. 18S: 9528.
Stable disease is important in GIST
1
Both SD and PR predict survival

Sunitinib (N=207)
Median 27.3 Weeks
Placebo (N=105)
Median 6.4 Weeks
Hazard Ratio = 0.33
95% CI (0.23, 0.47)
p < 0.0001
Time to Tumor Progression Probability (%)
100
90
80
70
60
50
40
30
20
10
0
0
6
12
18
24
30
36
42
48
54
Time (Weeks)

Fig. 1. Kaplan-Meier curve of time-to-tumor progression in the GISTrandomized study.

Infinity PHARMACEUTICALS

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Stable disease for >6 weeks is meaningful
in the
refractory GIST setting
1
Results from the Phase 3 Sutent
®
trial in GIST
TTP on Placebo: 6.4 weeks
TTP on Sutent
®
: 27.3 weeks
Response Rate on Sutent
®
: 7%
1 Goodman VL, Rock EP, Dagher R, Ramchandani RP, Abraham S, Gobburu JVS, Booth BP,
Verbois SL, Morse DL, Liang CY, Chidambaram N, Jiang JX, Tang S, Mahjoob K, Justice R, Pazdur
R. Approval summary: sunitinib for the treatment of imatinib refractory or intolerant gastrointestinal stromal tumors and advanced renal cell carcinoma. Clin Cancer Res (2007) 13:1367-1373.

Phase 3 registration trial: RING
Retaspimycin in GIST
Trial under Special Protocol Assessment and EMEA advice
•
Study designed in consultation with international group of KOLs
–
Randomized, double-blind, placebo-controlled study
–
Approx. 200 patients; >50 sites worldwide
–
Patients with progressive GIST despite treatment with Gleevec
®
and Sutent
®
•
Primary endpoint: Progression-free survival (PFS)
–
Secondary endpoints: Disease control rate, time to progression, & overall survival
•
Efficient trial design
–
Enrollment expected to open in 3Q 2008
–
Trial anticipated to be completed in ~2 years

Potential of anti-chaperone therapy beyond GIST
•
Phase 2 in NSCLC as part of Phase 1/2 trial
–
Promising preliminary data from Phase 1 presented at EORTC in 2007
• 7 of 9 (78%) Stable Disease
• 1 pt with mtEGFR experienced extended SD >6 months (28 weeks)
• Correlative PET activity observed
–
Phase 2 evaluating mtEGFR and wild-type with potential to expand
–
Preliminary Phase 2 data anticipated by end 2008
•
Phase 1b combo with docetaxel
–
Patients with advanced solid tumors
–
Establish safety, MTD, and optimal schedule of administration
•
Additional clinical studies of IPI-504 planned to start by early 2009

13 13
Phase 1 trial of oral IPI-493 in patients with solid
tumors
•
Demonstrated oral availability and potent and selective Hsp90 inhibition in preclinical models
–
Oral geldanamycin analogue that overcomes previous class-based liabilities
•
Preclinical data expected at EORTC in October 2008
•
IPI-493 in Phase 1 clinical trial in patients with advanced solid tumors
–
Dose-escalation study evaluating safety and tolerability
–
Identify dose and schedule for further clinical development
–
Assess biological activity using RECIST and disease-specific markers

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•
Worldwide collaboration: R&D and commercial
•
Compelling economics: Control INFI cash burn, significant
downstream participation
–
$70M upfront; $215M potential milestones
–
R&D cost share and 50/50 WW profit split
–
Co-promotion rights in US
•
Provides global oncology infrastructure and reach
AstraZeneca alliance on Hsp90 program

15 15
Solid tumors
Hsp90 oral: IPI-493
Discovery Preclinical Phase 1 Phase 2 Phase 3
Hsp90 i.v.: IPI-504 (retaspimycin hydrochloride)
GIST/STS
NSCLC
Docetaxel Combo
Add’l Solid Tumors
Solid tumors
Hedgehog Pathway: IPI-926
Bcl-2/Bcl-xL
Discovery Programs
By early 2009
GIST Ph 3 open 3Q08
Hedgehog Pathway Inhibitor Program: IPI-926
FPI 2H 2008

Genetic mutation
medulloblastoma
basal cell carcinoma
Pathway activation
pancreatic, gastric,
prostate, glioma
Tumor progenitor cells
SCLC, glioblastoma,
breast, multiple myeloma
Hedgehog pathway implicated in variety of solid
tumors and hematological malignancies
Hh in
Cancer

Infinity’s Hedgehog inhibitor: IPI-926
H O
O
N H
H
H
H
H
H
Potency
(15nM in cell based assay)
Selectivity
Metabolic stability
IPI-926
Oral bioavailability
Long half-life
In vivo
activity
cyclopamine
•
Issued composition of matter patent
•
Infinity-discovered & 100% owned royalty-free worldwide
•
Phase 1 trial anticipated by end of 2008

Daily oral administration of IPI-926 shows dose
dependent inhibition of tumor growth
-500.00
0.00
500.00
1000.00
1500.00
2000.00
2500.00
3000.00
3500.00
4000.00
4500.00
15 20 25 30 35 40 45 50 55 60 65
Days
VEH--30%
HPBCD in WFI
IPI-926 @
4mg/kg
IPI-926 @
10mg/kg
IPI-926 @
20mg/kg
Treatment phase
4/7 fully
regressed
B837Tx tumor
Ptch/Hic model of medulloblastoma
Pink et al., 2008 AACR

19 19
Once-daily administration of IPI-926 resulted in
100% survival during treatment period
0
1
2
3
4
5
6
7
8
9
10
11
10 14 18 22 26 30 34 38 42 46 50
Days post implant
Veh
IPI-926 @ 40mg/kg
Start of TX End of TX
Mouse model, orthotopically implanted B837Tx
medulloblastoma tumor
Pink et al., 2008 AACR

Tumor Volume (mm3)
1000
900
800
700
600
500
400
300
200
100
0
35
40
45
50
55
60
65
70
75
80
85

E/P - IPI-926
E/P  -Vehicle
Vehicle
IPI-926
Days Post Implant
Mice randomized
+/- IPI-926
Last day of E/P treatment
5 weeks total of IPI-926 follow-up treatment; 40 mg/kg, PO QD
82%
IPI-926 significantly delays tumor re-growth
following tumor debulking in SCLC model
Travaglione et al., 2008 AACR

21 21 Business Update

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Infinity PHARMACEUTICALS

Executing on our R&D and business strategy
Initiate additional IPI-504 clinical studies
By early 2009
Initiate IPI-493 Phase 1 clinical trial
Present preliminary IPI-504 Phase 2 data in NSCLC
By end 2008
Initiate RING Ph 3 registration trial of IPI-504 in GIST
Q3 08
Secure SPA for IPI-504 Phase 3 GIST study
Present IPI-504 Phase 1 GIST data (ASCO)
IPI-504 & IPI-493: Anti-Chaperone Agents
Initiate Phase 1 clinical study
2H 2008
Present preclinical data (AACR)
IPI-926: Hedgehog pathway inhibitor

23 23
Strong balance sheet and cash runway
•
Well-capitalized
– Started 2008 with $114M cash and investments
– $94.5M cash and investments at 6/30/08
•
Burn rate well-controlled
– 50% cost-sharing of Hsp90 program with MedImmune/AstraZeneca
•
Projected 2008 net cash burn: $35M - $45M
•
Cash to support current plan into 2010
– Sufficient capital to achieve key value creation milestones

Infinity Leadership
Michael Curtis, Ph.D., VP Pharm. Devel.
TKT, Syntonix, Genzyme, Bristol-Myers Squibb
David Grayzel, M.D., VP Clin Dev. & Med. Affairs
Dyax,  Mass General Hospital
John Keilty, Sr Dir Informatics
Millennium, UMass Medical School
Vito Palombella, Ph.D., VP Drug Discovery
Syntonix, Millennium, ProScript
Steven Kafka, Ph.D., VP Finance
Millennium, Strategic Decisions Group
Jeanette Kohlbrenner, Sr Dir Human Resources
Genetics Institute, Syntonix
Gerald Quirk, Esq., VP & General Counsel
Genzyme, Palmer & Dodge
Jeffrey Tong, Ph.D., VP Corp. & Product Dev.
McKinsey & Co, Harvard Ctr. for Genomics
Research
Steven Holtzman
Chair, President & CEO
Millennium, DNX
Julian Adams, Ph.D.
CSO & President of R&D
Millennium, ProScript,
Boehringer Ingelheim, Merck
Adelene Perkins
Chief Business Officer & EVP
Transform, Genetics Institute,
Bain, GE

Infinity Investment Thesis
•
Sustainable pipeline of proprietary small molecules
for key targets
–
Hsp90 inhibition: IPI-504 i.v. (retaspimycin hydrochloride) and IPI-493 p.o.
– Hedgehog pathway inhibition: IPI-926
•
International Ph 3 trial for IPI- 504
expected to be open in 3Q08 under SPA
–
IPI-504 positioned as potential first-in-class
anti-chaperone agent
•
Broad, near-term potential
–
Multiple IPI-504 trials underway in major disease categories; IPI-493 in Phase 1 trial
•
Strong balance sheet; well-capitalized
– Resources support current operating plan into 2010
•
Proven management team
– First- and best-in-class NDAs, value-creating business transactions